UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22745

American Funds Global High-Income Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: February 28 or 29

Date of reporting period: May 31, 2016

Steven I. Koszalka

American Funds Global High-Income Opportunities Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Schedule of Investments

American Funds Global High-Income Opportunities FundSM
Investment portfolio
May 31, 2016
unaudited
Bonds, notes & other debt instruments 88.17% Corporate bonds & notes 54.54% Energy 12.03%	Principal amount (000)	Value (000)
American Energy - Woodford LLC 12.00% 2020[1,2]	$74	$53
American Energy (Marcellus), Term Loan A, 8.50% 2021[3,4,5]	25	4
American Energy (Permian Basin) 7.125% 2020[1]	100	52
American Energy (Permian Basin) 7.375% 2021[1]	75	39
Chesapeake Energy Corp. 4.875% 2022	100	62
CONSOL Energy Inc. 5.875% 2022	250	205
Energy Transfer Partners, LP 5.875% 2024	250	231
Jupiter Resources Inc. 8.50% 2022[1]	100	63
NGPL PipeCo LLC 7.119% 2017[1]	250	264
Odebrecht Offshore Drilling Finance Ltd., First Lien, 6.625% 2023[1,4]	180	25
Peabody Energy Corp. 6.00% 2018[6]	450	63
Petrobras Global Finance Co. 6.85% 2115	130	88
Petróleos Mexicanos 8.00% 2019	25	28
Petróleos Mexicanos 5.50% 2021	55	57
Petróleos Mexicanos 6.875% 2026[1]	115	125
Sabine Pass Liquefaction, LLC 5.625% 2021	400	410
Targa Resources Corp. 4.125% 2019	125	123
Teekay Corp. 8.50% 2020	350	284
Weatherford International PLC 6.75% 2040	300	200
Williams Companies, Inc. 3.70% 2023	300	254
YPF Sociedad Anónima 8.50% 2025[1]	100	103
		2,733
Telecommunication services 8.86%
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[1]	150	153
Digicel Group Ltd. 8.25% 2020	250	218
Digicel Group Ltd. 6.00% 2021[1]	200	178
Frontier Communications Corp. 6.25% 2021	100	93
Frontier Communications Corp. 10.50% 2022[1]	150	157
Frontier Communications Corp. 11.00% 2025[1]	265	271
LightSquared, Term Loan, 9.75% 2020[2,3,4,5]	156	144
MetroPCS Wireless, Inc. 6.625% 2023	125	133
Millicom International Cellular SA 4.75% 2020[1]	300	292
Numericable Group SA 7.375% 2026[1]	200	202
Sprint Nextel Corp. 7.00% 2020	200	171
		2,012
Health care 7.97%
Centene Corp. 4.75% 2022	75	77
DJO Finco Inc. 8.125% 2021[1]	175	158
Endo Finance LLC & Endo Finco Inc. 6.00% 2023[1]	200	176
HCA Inc. 3.75% 2019	50	52
Healthsouth Corp. 5.75% 2024	100	102
inVentiv Health Inc. 10.00% 2018	178	178
inVentiv Health Inc. 10.00% 2018[1,2]	154	157
Kinetic Concepts, Inc. 10.50% 2018	150	150
American Funds Global High-Income Opportunities Fund — Page 1 of 8

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Kinetic Concepts, Inc. 12.50% 2019	$225	$207
Quintiles Transnational Corp. 4.875% 2023[1]	100	102
Tenet Healthcare Corp., First Lien, 4.75% 2020	200	206
VPI Escrow Corp. 6.375% 2020[1]	275	246
		1,811
Materials 7.45%
ArcelorMittal 7.75% 2041	300	277
CEMEX Finance LLC 9.375% 2022	250	274
Chemours Co. 6.625% 2023	220	199
Chemours Co. 7.00% 2025	60	53
First Quantum Minerals Ltd. 6.75% 2020[1]	154	124
First Quantum Minerals Ltd. 7.00% 2021[1]	254	202
Freeport-McMoRan Copper & Gold Inc. 3.55% 2022	245	207
JMC Steel Group Inc. 8.25% 2018[1]	250	255
Rayonier Advanced Materials Inc. 5.50% 2024[1]	120	102
		1,693
Industrials 6.63%
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	125	112
Brunswick Rail Finance Ltd. 6.50% 2017	250	111
Builders Firstsource 7.625% 2021[1]	47	50
Corporate Risk Holdings LLC 9.50% 2019[1]	316	273
Gates Global LLC, Term Loan B, 4.25% 2021[3,4,5]	0	—
Hardwoods Acquisition Inc 7.50% 2021[1]	100	74
Navios Maritime Acquisition Corp. and Navios Acquisition Finance (US) Inc. 8.125% 2021[1]	100	83
Navios Maritime Holdings Inc. 7.375% 2022[1]	200	85
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	300	113
Nortek Inc. 8.50% 2021	225	236
Ply Gem Industries, Inc. 6.50% 2022	150	150
R.R. Donnelley & Sons Co. 7.875% 2021	50	52
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[1]	200	167
		1,506
Consumer discretionary 4.54%
Burger King Corp. 6.00% 2022[1]	100	104
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	50	51
DISH DBS Corp. 4.25% 2018	100	103
Family Tree Escrow LLC 5.75% 2023[1]	50	53
Laureate Education, Inc. 10.00% 2019[1]	100	92
McClatchy Co. 9.00% 2022	225	215
MGM Resorts International 8.625% 2019	100	114
Neiman Marcus Group LTD Inc. 8.00% 2021[1]	125	96
Sotheby’s Holdings, Inc. 5.25% 2022[1]	100	98
Standard Pacific Corp. 5.875% 2024	100	106
		1,032
Financials 2.72%
CIT Group Inc. 3.875% 2019	100	101
Communications Sales & Leasing, Inc. 6.00% 2023[1]	75	75
Crescent Resources 10.25% 2017[1]	200	201
American Funds Global High-Income Opportunities Fund — Page 2 of 8

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Icahn Enterprises Finance Corp. 6.00% 2020	$50	$48
iStar Financial Inc. 4.875% 2018	200	194
		619
Utilities 2.31%
Comision Federal de Electricidad 4.875% 2021	225	236
Dynegy Finance Inc. 7.625% 2024	100	96
Emgesa SA ESP 8.75% 2021	COP300,000	93
NRG Energy, Inc. 6.625% 2023	$100	100
		525
Information technology 2.03%
First Data Corp. 5.00% 2024[1]	125	125
Freescale Semiconductor, Inc. 5.00% 2021[1]	100	104
NXP BV and NXP Funding LLC 3.75% 2018[1]	225	231
		460
Total corporate bonds & notes		12,391
Bonds & notes of governments & government agencies outside the U.S. 32.75%
Argentina (Republic of) 7.00% 2017	490	504
Argentina (Republic of) 7.50% 2026[1]	550	579
Argentina (Republic of) 0.00% 2035	230	24
Colombia (Republic of), Series B, 10.00% 2024	COP800,000	291
Colombia (Republic of), Series B, 6.00% 2028	310,000	84
Colombia (Republic of) Global 4.375% 2021	$200	208
Dominican Republic 5.50% 2025	150	150
Dominican Republic 7.45% 2044	175	185
Ghana (Republic of) 8.50% 2017	100	101
Ghana (Republic of) 10.75% 2030[1,4]	200	201
Hungarian Government, Series 25/B, 5.50% 2025	HUF21,420	89
India (Republic of) 8.60% 2028	INR60,000	949
Indonesia (Republic of) 7.875% 2019	IDR1,640,000	122
Indonesia (Republic of) 4.75% 2026[1]	$300	319
Indonesia (Republic of) 8.375% 2034	IDR1,700,000	129
Iraq (Republic of) 5.80% 2028[4]	$250	183
Ivory Coast Government 5.75% 2032[4]	150	136
Kenya (Republic of) 6.875% 2024	300	277
Kingdom of Jordan 6.125% 2026[1]	250	264
Malaysian Government, Series 0315, 3.659% 2020	MYR925	226
Nigeria (Republic of) 6.375% 2023	$200	190
Polish Government, Series 0922, 5.75% 2022	PLN475	143
Russian Federation 7.50% 2021	RUB15,000	211
Russian Federation 7.00% 2023	3,000	41
South Africa (Republic of), Series R-214, 6.50% 2041	ZAR4,600	201
South Africa (Republic of), Series 2048, 8.75% 2048	1,000	56
Turkey (Republic of) 9.50% 2022	TRY700	236
Turkey (Republic of) 2.40% 2024[7]	290	99
Turkey (Republic of) 6.875% 2036	$200	231
Turkey (Republic of) 6.625% 2045	200	228
United Mexican States Government, Series M20, 10.00% 2024	MXN5,000	344
United Mexican States Government Global, Series A, 4.00% 2023	$100	104
Venezuela (Republic of) 12.75% 2022[4]	15	7
Venezuela (Republic of) 8.25% 2024	25	9
American Funds Global High-Income Opportunities Fund — Page 3 of 8

unaudited
Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Venezuela (Republic of) 7.65% 2025	$30	$11
Venezuela (Republic of) 11.75% 2026	40	17
Venezuela (Republic of) 9.25% 2027	75	32
Venezuela (Republic of) 9.25% 2028	10	4
Venezuela (Republic of) 11.95% 2031[4]	50	21
Venezuela (Republic of) 9.375% 2034	10	4
Venezuela (Republic of) 7.00% 2038	10	3
Zambia (Republic of) 8.50% 2024[1]	275	228
		7,441
U.S. Treasury bonds & notes 0.88% U.S. Treasury 0.88%
U.S. Treasury 0.875% 2017	200	200
Total U.S. Treasury bonds & notes		200
Total bonds, notes & other debt instruments (cost: $22,293,000)		20,032
Convertible stocks 0.79% Industrials 0.79%	Shares
CEVA Group PLC, Series A-2, 2.628% convertible preferred[8,9]	231	93
CEVA Group PLC, Series A-1, 3.628% convertible preferred[8,9]	145	85
Total convertible stocks (cost: $428,000)		178
Common stocks 0.65% Industrials 0.18%
CEVA Group PLC[8,9,10]	106	42
Miscellaneous 0.47%
Other common stocks in initial period of acquisition		106
Total common stocks (cost: $586,000)		148
Short-term securities 8.14%	Principal amount (000)
Federal Home Loan Bank 0.24%–0.31% due 6/3/2016–6/23/2016	$ 1,400	1,400
General Electric Co. 0.32% due 6/1/2016	450	450
Total short-term securities (cost: $1,850,000)		1,850
Total investment securities 97.75% (cost: $25,157,000)		22,208
Other assets less liabilities 2.25%		511
Net assets 100.00%		$22,719
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
American Funds Global High-Income Opportunities Fund — Page 4 of 8

unaudited
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $606,000.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 5/31/2016 (000)
			Receive (000)	Deliver (000)
Sales:
Indian rupees	6/23/2016	JPMorgan Chase	$250	INR17,000	$(1)
Indian rupees	6/30/2016	Bank of America, N.A.	$297	INR20,000	1
					$—

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $7,052,000, which represented 31.04% of the net assets of the fund.
[2]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[3]	Coupon rate may change periodically.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $148,000, which represented .65% of the net assets of the fund.
[6]	Scheduled interest and/or principal payment was not received.
[7]	Index-linked bond whose principal amount moves with a government price index.
[8]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $220,000, which represented .97% of the net assets of the fund.
[9]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[10]	Security did not produce income during the last 12 months.

Private placement securities	Acquisition dates	Cost (000)	Value (000)	Percent of net assets
CEVA Group PLC, Series A-2, 2.628% convertible preferred	12/14/2012	$280	$93.41%
CEVA Group PLC, Series A-1, 3.628% convertible preferred	5/2/2013	147	85.37
CEVA Group PLC	12/14/2012-11/26/2014	124	42.18
Total private placement securities		$ 551	$ 220.96%
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
American Funds Global High-Income Opportunities Fund — Page 5 of 8

unaudited
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
American Funds Global High-Income Opportunities Fund — Page 6 of 8

unaudited
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of May 31, 2016 (dollars in thousands):
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$12,391	$—	$12,391
Bonds & notes of governments & government agencies outside the U.S.	—	7,441	—	7,441
U.S. Treasury bonds & notes	—	200	—	200
Convertible stocks	—	178	—	178
Common stocks	106	42	—	148
Short-term securities	—	1,850	—	1,850
Total	$106	$22,102	$—	$22,208

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1	$—	$1
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(1)	—	(1)
*	Forward currency contracts are not included in the investment portfolio.
Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$372
Gross unrealized depreciation on investment securities	(3,330)
Net unrealized depreciation on investment securities	(2,958)
Cost of investment securities	25,166

Key to abbreviations
COP = Colombian pesos
HUF = Hungarian forints
IDR = Indonesian rupiah
INR = Indian rupees
MXN = Mexican pesos
MYR = Malaysian ringgits
PLN = Polish zloty
RUB = Russian rubles
TRY = Turkish lira
ZAR = South African rand
American Funds Global High-Income Opportunities Fund — Page 7 of 8

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-038-0716O-S54188	American Funds Global High-Income Opportunities Fund — Page 8 of 8

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS GLOBAL HIGH-INCOME OPPORTUNITIES FUND

By /s/ Robert H. Neithart
Robert H. Neithart, President and Principal Executive Officer

Date: July 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert H. Neithart
Robert H. Neithart, President and Principal Executive Officer

Date: July 29, 2016

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: July 29, 2016